UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 17, 2020

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-02979	No.	41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-866-249-3302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	NYSE
7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series N	WFC.PRN	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series O	WFC.PRO	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series P	WFC.PRP	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series T	WFC.PRT	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series V	WFC.PRV	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series W	WFC.PRW	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series X	WFC.PRX	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE
Guarantee of 5.80% Fixed-to-Floating Rate Normal Wachovia Income Trust Securities of Wachovia Capital Trust III	WFC/TP	NYSE
Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b‑2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2020, Wells Fargo & Company (the “Company”) announced that Michael P. Santomassimo will become Senior Executive Vice President and Chief Financial Officer of the Company, effective upon commencement of his employment with the Company in the fall of 2020. Mr. Santomassimo will succeed John R. Shrewsberry, the Company’s current Chief Financial Officer, who informed the Company on July 17, 2020, of his decision to retire from the Company. Mr. Shrewsberry will continue in his role as Chief Financial Officer until Mr. Santomassimo joins the Company and thereafter will assist in the transition until his retirement, which is expected to occur by the end of first quarter 2021. The Company’s news release announcing Mr. Santomassimo’s appointment and Mr. Shrewsberry’s retirement is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Mr. Santomassimo, age 44, served as Chief Financial Officer of The Bank of New York Mellon Corporation (“BNY Mellon”) since January 2018 and as Chief Financial Officer of BNY Mellon Investment Services from July 2016 until January 2018. Prior to joining BNY Mellon, Mr. Santomassimo served in various roles with JPMorgan Chase & Co., including as Chief Financial Officer for Banking, which included Investment Banking (Advisory and Equity and Debt Capital Markets) as well as Treasury Services, from December 2013 to June 2016.

Under the terms of his offer letter entered into with the Company effective July 17, 2020, Mr. Santomassimo will receive a base salary at an initial annual rate of $1,750,000. For the 2020 performance year, his minimum variable compensation will be $9,250,000, consisting of (i) an annual incentive award under the Wells Fargo Bonus Plan or other applicable annual bonus plan (“Bonus Plan”) with an estimated target value of $1,750,000, and (ii) an annual long-term incentive award under the Company’s Long-Term Incentive Compensation Plan (“LTICP”) with an estimated target value of $7,500,000, in each case subject to (x) his continued employment through the grant date, (y) approval of the Human Resources Committee of the Company’s Board of Directors (“HRC”), and (z) any vesting period and other terms and conditions of the Bonus Plan or the LTICP, as the case may be, including any applicable award agreement.

Mr. Santomassimo’s offer letter also provides that he will receive a one-time “buy-out” award based on the number of unvested shares or units of BNY Mellon common stock that he will forfeit by leaving BNY Mellon, multiplied by the average of the high and low trading prices per share of BNY Mellon common stock on the date he joins the Company (the “Award Value”). The Award Value will be payable in two components: an upfront cash signing bonus in the amount of $900,000, and the remainder in the form of restricted share rights (“RSRs”) granted under the LTICP. The upfront cash signing bonus is subject to Mr. Santomassimo’s continued employment in good standing with the Company through the payment date and is also subject to repayment if his employment ends before completion of one year for a reason specified in the offer letter, with the amount of repayment, if any, based on the reason for termination and the number of months of completed employment prior to termination, as described in the offer letter. The number of RSRs granted to Mr. Santomassimo under the LTICP will be determined by dividing the RSR portion of the Award Value by the average of the high and low trading prices per share of Wells Fargo common stock on the date he joins the Company. The RSR grant is subject to approval by the HRC and Mr. Santomassimo’s active employment with the Company on the grant date. The RSRs will vest in two installments, as follows: 40% in February 2022 and 60% in

February 2023. To the extent not inconsistent with the offer letter, the RSRs will be subject to the terms and conditions of the applicable form of award agreement for executive officers filed as Exhibit 10(a) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and incorporated by reference into this Item 5.02.

The foregoing description of Mr. Santomassimo’s offer letter, including the terms of his compensatory arrangements, does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter, a copy of which is filed as Exhibit 10(a) hereto and incorporated by reference into this Item 5.02.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description	Location
10(a)	Offer Letter	Filed herewith
99.1	News Release	Filed herewith
104	Cover Page Interactive Data File	Embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 21, 2020	WELLS FARGO & COMPANY

		By:	/s/ ANTHONY R. AUGLIERA
Anthony R. Augliera
Executive Vice President, Deputy General Counsel and Secretary